NEUBERGER&BERMAN
EQUITY TRUST

SUPPLEMENT TO THE PROSPECTUS FOR
NEUBERGER&BERMAN GUARDIAN TRUST DATED DECEMBER 15, 1997


      THE FOLLOWING PARAGRAPH IS ADDED TO THE SECTION REGARDING MANAGEMENT AND ADMINISTRATION (PAGE 19):

MANAGEMENT AND ADMINISTRATION

INVESTMENT MANAGER, ADMINISTRATOR, DISTRIBUTOR, AND SUB-ADVISER

      YEAR 2000. Like other financial and business organizations, the Fund and Portfolio could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. N&B Management and Neuberger&Berman are taking steps that they believe are reasonable to address this problem in their own computer systems and to obtain assurances that comparable steps are being taken by the Fund's and Portfolio's other major service providers. N&B Management also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and Portfolio.


The date of this Supplement is March 16, 1998.

NEUBERGER&BERMAN
EQUITY TRUST

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
NEUBERGER&BERMAN GUARDIAN TRUST DATED DECEMBER 15, 1997

      THE PARAGRAPH IN THE SECTION REGARDING INVESTMENT IN FOREIGN CURRENCY TRANSACTIONS (PAGE 11) IS REVISED TO READ AS FOLLOWS:

ADDITIONAL INVESTMENT INFORMATION

      FOREIGN CURRENCY TRANSACTIONS. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Portfolio also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolio enters into forward contracts in an attempt to hedge against changes in the prevailing currency exchange rates. The Portfolio does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.



The date of this Supplement is March 16, 1998.